CONSOLIDATED BALANCE SHEETS (PARENTHETICALS) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS [Abstract]
Allowance for doubtful accounts	$ 2,379	$ 2,789
Ordinary shares, par value per share	$ 0.1	$ 0.1
Ordinary shares, shares authorized	900,000,000	900,000,000
Ordinary shares, shares issued	219,008,726	219,007,476
Ordinary shares, shares outstanding	218,973,199	218,971,949
Treasury stock, shares	35,527	35,527